Exhibit 99.1

INDEPENDENT AUDITORS’ REPORT

To the Board of Directors and Stockholders

We have audited the accompanying Statement of Revenues and Certain Expenses of the property known as Marketplace Del Rio, located in Oceanside, California (the “Property”) for the year ended December 31, 2010 (the “financial statement”). The financial statement is the responsibility of the Property's management. Our responsibility is to express an opinion on the financial statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes consideration of internal controls over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Property's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying financial statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in note 2 and is not intended to be a complete presentation of the Property's revenues and expenses.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenues and certain expenses of the Property for the year ended December 31, 2010, in conformity with accounting principles generally accepted in the United States of America.

/s/ PKF LLP

New York, New York
May 17, 2011

MARKETPLACE DEL RIO
     STATEMENTS OF REVENUES AND CERTAIN EXPENSES

(Dollar amounts in thousands)

	Year Ended December 31, 2010	Three Months Ended March 31, 2011 (Unaudited)
Revenues
Rental income (note 3)	$3,460	$1,036
Other income	2	—
Total revenues	3,462	1,036

Certain Expenses
Utilities	113	21
Cleaning services	51	21
Repairs, maintenance, and supplies	330	80
Real estate taxes	226	57
Insurance	56	6
Bad debt expense	—	13
General & administrative	19	2
Total expenses	795	200

Excess of revenues over certain expenses	$2,667	$836

See accompanying notes to statement of revenues and certain expenses.

MARKETPLACE DEL RIO
NOTES TO STATEMENT OF REVENUES AND CERTAIN EXPENSES
FOR THE YEAR ENDED DECEMBER 31, 2010 (AUDITED) AND
THREE MONTH ENDED MARCH 31, 2011 (UNAUDITED)

1.Business and Organization

Marketplace Del Rio (the “Property”) is a shopping center located in Oceanside, California.  The Property was owned by Mission Center, LLC, (“Seller”).  The Property, which is anchored by two tenants, has an aggregate gross rentable area of approximately 177,000 square feet.  The anchored tenants occupy approximately 47,000 square feet.

On January 3, 2011, the Property was acquired by ROIC California, LLC, (“Buyer”), a wholly-owned subsidiary of Retail Opportunity Investments Corp. (the “Company”).

2.Basis of Presentation and Summary of Significant Accounting Policies

Basis of Presentation

The Statement of Revenues and Certain Expenses (the “financial statement”) has been prepared for the purpose of complying with the provisions of Rule 3-14 of Regulation S-X promulgated by the Securities and Exchange Commission (the “SEC”), which requires certain information with respect to real estate operations to be included with certain filings with the SEC. The financial statement includes the historical revenues and certain expenses of the Property, exclusive of rental income related to parcels not acquired by the Company, interest income, depreciation and amortization, rental income relating to the allocation of purchase price of the Property to above/below market leases and management and advisory fees, which may not be comparable to the corresponding amounts reflected in the future operations of the Property.

Revenue Recognition

The Property’s operations consist of rental income earned from tenants under leasing arrangements which generally provide for minimum rents and tenant reimbursements.  All leases are classified as operating leases. Minimum rents are recognized by amortizing the aggregate lease payments on a straight-line basis over the terms of the lease (including rent holidays). Tenant reimbursements for real estate taxes, common area maintenance and other recoverable costs are recognized as rental income in the period that the expenses are incurred.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires the Property’s management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Accounts Receivable

Bad debts are recorded under the specific identification method, whereby uncollectible receivables are reserved for when identified.

Repairs and Maintenance

Repairs and maintenance costs are expensed as incurred, while significant improvements, renovations and replacements are capitalized.

3.Leases

The Property is subject to non-cancelable lease agreements, subject to various escalation clauses, with tenants for retail space. As of December 31, 2010, the future minimum rentals on non-cancelable operating leases expiring in various years are as follows:

Year ending December 31	Amounts

2011	$2,714,606
2012	2,815,775
2013	2,616,073
2014	2,445,457
2015	1,869,846
Thereafter	9,303,028
$21,764,785

The tenant leases provide for annual rentals that include the tenants’ proportionate share of real estate taxes and certain property operating expenses. The Property’s tenant leases generally include tenant renewal options that can extend the lease terms.

Rental income on the financial statement includes the effect of amortizing the aggregate minimum lease payments on a straight-line basis over the entire terms of the leases, which amounted to an increase of $112,800 and $81,000 in rental income for the year ended December 31, 2010 and the three months ended March 31, 2011, respectively.

4.Commitments and Contingencies

None.

RETAIL OPPORTUNITY INVESTMENTS CORP.
PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)

The unaudited pro forma consolidated statement of operations for the three months ended March 31, 2011 and for the year ended December 31, 2010 are presented as if Retail Opportunity Investments Corp. (the “Company”) had completed the acquisition of the property known as Marketplace Del Rio on the first day of each period presented.  Additionally the pro forma consolidated balance sheet has been presented as if the acquisition had been completed on December 31, 2010.

The purchase price allocation is calculated based on a 20/80 allocation to Land and Building, respectively.  As of the date of this report, the Company is in the process of evaluating the purchase price allocation in accordance with the Accounting Standards Codification 805.  The purchase price allocation is preliminary and could be subject to change.

The pro forma consolidated financial statements should be read in conjunction with the Company’s 2010 Annual Report on Form 10-K and the Quarterly Report on Form 10-Q for the period ending March 31, 2011. The pro forma consolidated financial statements do not purport to represent the Company’s financial position or results of operations that would actually have occurred assuming the completion of the acquisition of the Property had occurred by the first day of the periods presented; nor do they purport to project the Company’s results of operations as of any future date or for any future period.

RETAIL OPPORTUNITY INVESTMENTS CORP.
PRO FORMA CONSOLIDATED BALANCE SHEET
AS OF DECEMBER 31, 2010
(UNAUDITED)
(in thousands)

	Company Historical(1)	Pro Forma Adjustments		Company Pro Forma
ASSETS:
Real Estate Investments:
Land	$85,473	$7,140	(2)	$92,613
Building and improvements	187,260	28,560	(2)	215,820
	272,733	35,700		308,433
Less: accumulated depreciation	3,078	—		3,078
	269,655	35,700		305,355
Mortgage Notes Receivables	57,778			57,778
Investment in and advances to unconsolidated joint venture	16,779	—		16,779
Real Estate Investments, net	344,212	35,700		379,912

Cash and cash equivalents	84,736	(35,200	)(2)	49,536
Restricted cash
Tenant and other receivables	2,838 2,056	— —		2,838 2,056
Deposits	1,500	(500	)(2)	1,000
Acquired lease intangible asset, net of accumulated amortization	17,673	—		17,673
Prepaid expenses	799	—		799
Deferred charges, net of accumulated amortization	9,577	—		9,577
Other	802	—		802
Total assets	$464,193	$—		$464,193

LIABILITIES AND EQUITY

Liabilities:
Mortgage notes payable	$42,417	$—		$42,417
Acquired lease intangible liability, net	20,996	—		20,996
Accrued expenses	4,889	—		4,889
Tenants’ security deposit	860	—		860
Other liabilities	4,508	—		4,508
Total liabilities	$73,670	$—		$73,670

Equity:
Preferred stock	—	—		—
Common stock	4	—		4
Additional-paid-in capital	403,916	—		403,916
Accumulated deficit	(12,881)	—		(12,881)
Accumulated other comprehensive loss	(518)	—		(518)
Total Retail Opportunity Investments Corp. shareholders’ equity	390,521	—		390,521
Noncontrolling interests	2	—		2
Total equity	390,523	—		390,523
Total liabilities and equity	$464,193	$—		$464,193

See accompanying notes to pro forma consolidated financial statements

RETAIL OPPORTUNITY INVESTMENTS CORP.
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE THREE MONTHS ENDED MARCH 31, 2011

(UNAUDITED)
(in thousands, except per share data)

	Company Historical(1)	Marketplace Del Rio (7)	Company Pro Forma
Revenue
Base rents	$7,181	$25	$7,206
Recoveries from tenants	1,905	7	1,912
Mortgage interest	955		955
Total revenues	10,041	32	10,073

Operating expenses
Property operating	1,096	5	1,101
Property taxes	1,052	3	1,055
Depreciation and amortization	4,252	14	4,266
General & Administrative Expenses	2,389		2,389
Acquisition transaction costs	175		175
Total operating expenses	8,964	22	8,986

Operating income	1,077	10	1,087
Non-operating income (expenses)
Interest expense	(916)		(916)
Gain on bargain purchase	5,762		5,762
Equity in earnings from unconsolidated joint ventures	243		243
Interest income	14		14
Net income attributable to Retail Opportunity Investments Corp.	$6,180	$10	$6,190

Pro forma weighted average shares outstanding – basic and diluted	41,847		41,847
Pro forma income per share
Basic and diluted:	$0.15		$0.15
Pro forma dividends per common share:	$0.08		$0.08

See accompanying notes to pro forma consolidated financial statements

RETAIL OPPORTUNITY INVESTMENTS CORP.
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2010

(UNAUDITED)
(in thousands, except per share data)

	Company Historical(1)	Marketplace Del Rio	Pro Forma Adjustments		Company Pro Forma
Revenue
Base rents	$12,381	$2,752	$290	(3)	$15,423
Recoveries from tenants	2,879	708			3,587
Mortgage interest	1,069		—		1,069
Total revenues	16,329	3,460	290		20,079

Operating expenses
Property operating	2,848	550			3,398
Property taxes	1,697	226			1,923
Depreciation and amortization	6,081		732	(4)	6,813
General & Administrative Expenses	8,381	19			8,400
Acquisition transaction costs	2,636		35	(5)	2,671
Total operating expenses	21,643	795	767		23,205

Operating (loss) income	(5,314)	2,665	(477)		(3,126)
Non-operating income (expenses)
Interest expense	(324)				(324)
Gain on bargain purchase	2,217				2,217
Equity in earnings from unconsolidated joint ventures	38				38
Interest income	1,109		(169	)(6)	940
Other income	1,873	2			1,875
Net (loss) income attributable to Retail Opportunity Investments Corp.	$(401)	$2,667	$(646)		$1,620

Pro forma weighted average shares outstanding – basic and diluted	41,582				41,582
Pro forma (loss) income per share
Basic and diluted:	$(0.01)				$0.04
Pro forma dividends per common share:	$0.18				$0.18

See accompanying notes to pro forma consolidated financial statements

RETAIL OPPORTUNITY INVESTMENTS CORP.
NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
(UNAUDITED)
(Dollar amounts in thousands, except per share data)

Adjustments to the Pro Forma Consolidated Balance Sheet

1.	Derived from the Company’s audited financial statements for the year ended December 31, 2010.

2.	Reflects the pro forma acquisition of the Property for approximately $35,700. The acquisition was funded with available cash.

Adjustments to the Pro Forma Consolidated Statement of Operations

3.	Reflects the pro forma adjustment of $290 for the year ended December 31, 2010, to record operating rents on a straight-line basis beginning January 1, 2010.

4.
Reflects the estimated depreciation for the Property based on estimated values allocated to building at the beginning period presented.  Depreciation expense is computed on a straight-line basis over the estimated useful life of the assets as follows:

	Estimated Useful Life	Year Ended December 31, 2010 Depreciation Expense

Building	39 years	$732

5.	Reflects the pro forma adjustment for estimated costs related to the acquisition of the Property.

6.	Reflects the pro forma adjustment to interest income to assume the acquisition has been made on January 1, 2010.

7.	Reflects the operating results for the period January 1, 2011 to January 2, 2011.